UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 15, 2006
International Game Technology
(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9295 Prototype Drive, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)
(775) 448-7777

(Registrant’s telephone number, including area code)
not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On June 21, 2006, International Game Technology (the “Company”) filed a Form 8-K under Item 5.02 to announce the appointment of Patti S. Hart to the Board of Directors of the Company (the “Board”) on June 15, 2006. At that time, Ms. Hart had not been appointed to any committees of the Board of Directors. Effective September 26, 2006, the Board of Directors appointed Patti Hart to the Audit Committee and the Compensation Committee.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY, INC.
Date: September 28, 2006	By:	/s/ Maureen T. Mullarkey
Maureen T. Mullarkey
Executive Vice President, Chief Financial Officer and Treasurer